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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                            LEHMAN ABS CORPORATION
                  ------------------------------------------

            (Exact name of registrant as specified in its charter)

              Delaware                                  13-3447441
(State of incorporation or organization)     (IRS Employer Identification No.)

                              745 Seventh Avenue
                           New York, New York 10019

                   (Address of principal executive offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [X]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-58390

Securities to be registered pursuant to Section 12(b) of the Act:

Title Of Each Class To                          Name Of Each Exchange On Which
Be So Registered                                Each Class Is To Be Registered
---------------------                           ------------------------------
CORPORATE BACKED TRUST CERTIFICATES,            New York Stock Exchange, Inc.
Goodyear Tire & Rubber Note-Backed
Series 2001-34, Class A-1

       Securities to be registered pursuant to Section 12(g) of the Act:
                                     NONE

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Corporate Backed Trust Certificates, Goodyear Tire & Rubber Note-Backed Series 2001-34, Class A-1 is contained in the Prospectus, dated June 7, 2001, included in the Registrant's Registration Statement on Form S-3 (No. 333-58390) under the caption "Description of Certificates," which is incorporated herein by reference, and in the Prospectus Supplement, dated August 27, 2001, filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," and in the Series Supplement, dated September 6, 2001, filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," and in the Supplement to the Series Supplement, dated September 19, 2001, filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," which Prospectus Supplement, Series Supplement and Supplement to the Series Supplement, together with the Prospectus, shall be deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

     The securities described herein are to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 on an exchange on which other securities of the Registrant are currently registered. In accordance with Part II to the instructions regarding exhibits on Form 8-A, the following exhibits shall be filed with each copy of the Registration Statement filed with such exchange.

               1. Certificate of Incorporation of Lehman ABS Corporation is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

               2. By-laws, as amended, of Lehman ABS Corporation are set forth as Exhibit 3.2 to the Registration Statement on Form S-3 and are incorporated herein by reference.

               3. Form of Trust Agreement is set forth as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

               4. Form of Prospectus is attached to the Registration Statement on Form S-3 and is incorporated herein by reference.

               5. Form of Prospectus Supplement, dated August 27, 2001, which was filed with the Securities and Exchange Commission on September 5, 2001, for Lehman ABS Corporation, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

               6. Form of Series Supplement, dated as of September 6, 2001, filed with the Securities and Exchange Commission, for Lehman ABS Corporation, on September 25, 2001, on Form 8-A12B under the Securities Act of 1933, as amended, and is incorporated herein by reference.

               7. Form of Supplement to the Series Supplement, dated as of September 19, 2001, which was filed with the Securities and Exchange Commission, for Lehman ABS Corporation, on October 2, 2001 on Form 8-A12B under the Securities Act of 1933, as amended, and is incorporated herein by reference.

               8. Form of Supplement to the Series Supplement, dated as of October 22, 2001, is set forth as Exhibit 8 on Form 8-A12B filed with the Securities and Exchange Commission, for Lehman ABS Corporation, on October 23, 2001, and is incorporated herein by reference.



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                                   SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       LEHMAN ABS CORPORATION
                                       (Registrant)

                                       By: /s/ Paul Mitrokostas
                                          --------------------------------
                                       Name:   Paul Mitrokostas,
                                       Title:  Senior Vice President

Date:  October 28, 2003



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